UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017 (April 28, 2017)

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado  80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On May 4, 2017, National CineMedia, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal first quarter ended March 30, 2017.  A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07	Submission of Matters to a Vote of Security Holders

An Annual Meeting of the stockholders of the Company was held on April 28, 2017. The matters that were voted upon at the Company’s Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.  Each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting was approved.

Proposal #1 Election of Class I Directors

Name	For	Withhold	Broker Non-Votes
Scott N. Schneider	52,229,065	573,543	3,478,619
Andrew J. England	52,238,509	564,099	3,478,619
Lawrence A. Goodman	52,296,565	506,043	3,478,619

Proposal #2 Advisory Approval of the Company’s Executive Compensation

For	Against	Abstentions	Broker Non-Votes
51,008,613	1,539,933	254,062	3,478,619

Proposal #3 Advisory Vote on the Frequency of the Executive Compensation Advisory Vote

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
46,946,296	17,668	5,678,194	160,450	3,478,619

On April 28, 2017, following the Annual Meeting, the Company’s Board of Directors determined to hold an advisory vote on executive compensation annually until the next stockholder vote on the frequency of stockholder votes on executive compensation.

Proposal #4 Ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the 2017 fiscal year ending December 28, 2017

For	Against	Abstentions	Broker Non-Votes
55,903,814	182,315	195,098	0

The following directors’ terms continued after the Annual Meeting of Stockholders:

Class II – David R. Haas, Stephen L. Lanning, Thomas F. Lesinski and Paula Williams Madison

Class III – Peter B. Brandow and Lee Roy Mitchell

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Reference	Description

99.1		Press Release of National CineMedia, Inc. dated May 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: May 4, 2017	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General
Counsel and Secretary

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